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EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in RWD Technologies, Inc.'s previously filed Registration Statement of Form S-8 (File No. 333-50199) of our report dated June 5, 2002 included in Form 11-K RWD Technologies, Inc., Amended and Restated Employee Stock Purchase Plan for the plan year ended April 30, 2002.

                      /s/ Reznick Fedder & Silverman

Baltimore, Maryland
July 3, 2002

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EXHIBIT 23